Exhibit 10.1

Execution Version

AMENDMENT NO. 3, dated as of December 13, 2018 (this “Amendment”), to the Credit Agreement, dated as of July 30, 2013 (as amended prior to the date hereof  and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Gardner Denver Holdings, Inc. (“Holdings”), Gardner Denver, Inc., (the “U.S. Borrower”), GD German Holdings II GmbH, (the “German Borrower”), GD First (UK) Limited (the “UK Borrower”; and together with the German Borrower and the U.S. Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer.

WHEREAS, Holdings and the U.S. Borrower desire to revise the definition of “Change of Control”;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.  Defined Terms.  Unless otherwise specifically defined in this Amendment, each capitalized term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement (as amended hereby).

Section 2.  Amendments.  Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Change of Control” in its entirety with the following:

““Change of Control” shall mean and be deemed to have occurred if (a) any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, shall at any time have acquired direct or indirect beneficial ownership of a percentage of the voting power of the outstanding Voting Stock of Holdings that exceeds 50% thereof, unless the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Holdings; or (b) at any time prior to a Qualifying IPO of the U.S. Borrower, Holdings shall cease to beneficially own, directly or indirectly, 100% of the issued and outstanding equity interests of the U.S. Borrower; provided that, at any time when any of the outstanding Voting Stock of Holdings is directly or indirectly owned by a Parent Entity, all references in clause (a) of this definition to “Holdings” (other than in this proviso) shall be deemed to refer to the ultimate Parent Entity that directly or indirectly owns such Voting Stock.”

Section 3.  Representations and Warranties.  Each Credit Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:

(a)  such Credit Party (i) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Credit Agreement as amended hereby, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and (ii) has duly executed and delivered this Amendment, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(b)  the execution, delivery and performance by such Credit Party of this Amendment, will not (i) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of such Credit Party or any of its Restricted Subsidiaries;

(c)  before and after giving effect to this Amendment, the representations and warranties made by such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, Material Adverse Effect or similar language were true and correct in all respects) as of such earlier date); and

(d)  at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.  Conditions to Effectiveness.  This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied (such date, the “Amendment No. 3 Effective Date”):

(a)  The Administrative Agent shall have received (i) from Lenders constituting the Required Lenders, (ii) from the Administrative Agent and (iii) from Holdings, the Borrowers and each other Credit Party, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)  At the time of and immediately after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)  Before and after giving effect to the Amendment, the representations and warranties made by each Credit Party contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects) on and as of the Amendment No. 3 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, Material Adverse Effect or similar language were true and correct in all respects) as of such earlier date);

Section 5.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 6.  Governing Law; Submission to Jurisdiction, Venue.  The provisions of Sections 13.12 and 13.13 of the Credit Agreement apply to this Amendment, mutatis mutandis.

Section 7.  JURY TRIAL WAIVER.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.  Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

Section 9.  Entire Agreement; Severability.  This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

Section 10.  Effect of Amendment.

(a)  Each reference that is made in the Credit Agreement or any Credit Document to the “Credit Agreement” shall hereafter be construed as a reference to the Credit Agreement as amended hereby,  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)  By executing and delivering a copy hereof, each Credit Party hereby consents to this Amendment and the transactions contemplated hereby and each U.S. Credit Party hereby confirms its respective guarantees, pledges and grants of security interests, and other obligations, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests, and other obligations, and the terms of each of the Credit Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations.  For the avoidance of doubt, on and after the Amendment No. 3 Effective Date, this Amendment shall for all purposes constitute a Credit Document.

(c)  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 3 Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HOLDINGS:

GARDNER DENVER HOLDINGS, INC.

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer & Secretary

U.S. BORROWER

GARDNER DENVER, INC.

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer & Secretary

GERMAN BORROWER

GD GERMAN HOLDINGS II GMBH

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	Managing Director

UK BORROWER

GD FIRST (UK) LIMITED

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	Director

[Signature Page to Amendment No. 3]

OTHER CREDIT PARTIES:

EMCO WHEATON USA, INC.
GD GLOBAL HOLDINGS, INC.
GARDNER DENVER INVESTMENTS, INC.
GARDNER DENVER INTERNATIONAL, INC.

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	President

GARDNER DENVER NASH LLC
GARDNER DENVER THOMAS, INC.
LEROI INTERNATIONAL, INC.
GARDNER DENVER PETROLEUM PUMPS LLC
THOMAS INDUSTRIES INC.
TRI-CONTINENT SCIENTIFIC, INC.

By:	/s/ Andrew R. Schiesl
	Name:	Andrew R. Schiesl
	Title:	Secretary

[Signature Page to Amendment No. 3]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to Amendment No. 3]

Lender signature pages on file